FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Clarus Corporation
(203) 302-2000
nekern@claruscorp.com


                   CLARUS ANNOUNCES FIRST QUARTER 2003 RESULTS


GREENWICH, CONNECTICUT--MAY 15, 2003--Clarus Corporation (www.claruscorp.com;
Nasdaq: CLRS) today announced financial results for the quarter ended March 31, 2003. Clarus reported revenues of $53,000 for the first quarter of 2003 compared to $3.9 million during the comparable period of 2002. Net loss for the first quarter of 2003 was $2.4 million or $0.15 per share compared to a net loss of $6.5 million or $0.41 per share during the comparable period of 2002. As of March 31, 2003, Clarus' balance of cash and marketable securities was $94.7 million compared to $95.1 million as of December 31, 2002.

In addition, on April 17, 2003, Clarus settled pending litigation related to its 4.5% Convertible Subordinated Promissory Note and paid the holder the $5.0 million face value of the Note to settle the matter. After giving effect to the repayment, Clarus' balance of cash and marketable securities was $89.7 million, or $5.70 per share gross cash on a fully diluted basis.

As previously announced, as part of our strategy to seek to limit operating losses and redeploy our assets and use our substantial cash and cash equivalent assets to enhance stockholder value, on December 6, 2002 we sold substantially all of our electronic commerce business, which represented substantially all of our revenue-generating operations and related assets.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We are actively evaluating and seeking to identify suitable acquisition and merger opportunities." Mr. Ekern added, "We have also substantially reduced Clarus' cash expenditures and have targeted our overhead and administrative costs to remain in line with interest income generated from our cash balances prior to a redeployment, to the extent possible."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until the Company consummates an acquisition in connection with its redeployment strategy. At such time, the Company plans to resume holding quarterly conference calls to review earnings and Clarus' operating performance.

Clarus, formerly a provider of ecommerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, hopes, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our planned effort to redeploy our assets to enhance stockholder value, the preservation of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted by Clarus' independent auditors. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statement contained herein.


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For further information regarding the risks and uncertainties in connection with
Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its annual reports on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          THREE MONTHS ENDED
                                                               MARCH 31,
                                                       ------------------------
                                                         2003             2002
                                                       --------        --------
REVENUES:
   License fees                                        $     --        $  1,473
   Services fees                                             53           2,468
                                                       --------        --------
     Total revenues                                          53           3,941
COST OF REVENUES:
   License fees                                              --              14
   Services fees                                             --           1,938
                                                       --------        --------
     Total cost of revenues                                  --           1,952

OPERATING EXPENSES:
   Research and development                                  --           2,629
   Sales and marketing                                       --           3,646
   General and administrative                             1,891           1,504
   Provision for doubtful accounts                           67               2
   Depreciation and amortization                            761           1,357
                                                       --------        --------
     Total operating expenses                             2,719           9,138

OPERATING LOSS                                           (2,666)         (7,149)
OTHER (EXPENSE)/INCOME                                      (48)             15
INTEREST INCOME                                             358             733
INTEREST EXPENSE                                            (56)            (56)
                                                       --------        --------
 NET LOSS                                              $ (2,412)       $ (6,457)
                                                       ========        ========

  Loss per common share:
       Basic                                           $  (0.15)       $  (0.41)
       Diluted                                         $  (0.15)       $  (0.41)

  Weighted average shares outstanding
       Basic                                             15,739          15,572
       Diluted                                           15,739          15,572


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                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                  MARCH 31,  DECEMBER 31,
                                                                                    2003          2002
                                                                                  ---------    ---------
                              ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                    $  49,665    $  42,225
     Marketable securities                                                           45,021       52,885
     Accounts receivable, less allowance for doubtful accounts
     of $203 and $586 in 2003 and 2002, respectively                                     --          467
     Prepaids and other current assets                                                  868        1,262
     Assets held for sale                                                                --           48
                                                                                  ---------    ---------
Total current assets                                                                 95,554       96,887

PROPERTY AND EQUIPMENT, NET                                                              --          809

OTHER ASSETS:
     Deposits and other long-term assets                                                 68           68
                                                                                  ---------    ---------
         TOTAL ASSETS                                                             $  95,622    $  97,764
                                                                                  =========    =========


            LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable and accrued liabilities                                     $   2,160    $   1,936
     Deferred revenue                                                                 1,195        1,248
     Current portion of long-term debt                                                5,000        5,000
     Liabilities to be assumed                                                           --          220
                                                                                  ---------    ---------
Total current liabilities                                                             8,355        8,404
LONG-TERM LIABILITIES:
     Other long-term liabilities                                                         --           --
                                                                                  ---------    ---------
Total liabilities                                                                     8,355        8,404

STOCKHOLDERS' EQUITY:
    Preferred stock, $.0001 par value; 5,000,000 shares authorized;                      --           --
    none issued
      Common stock, $.0001 par value; 100,000,000 shares authorized;
      15,902,300 and 15,762,707 shares issued and 15,827,300
      and 15,687,707 outstanding in 2003 and 2002, respectively                           2            2
    Additional paid-in capital                                                      362,116      361,715
    Accumulated deficit                                                            (274,848)    (272,436)
    Treasury stock, at cost
                                                                                         (2)          (2)
    Accumulated other comprehensive income                                               60          146
    Deferred compensation                                                               (61)         (65)
                                                                                  ---------    ---------
Total stockholders' equity                                                           87,267       89,360
                                                                                  ---------    ---------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $  95,622    $  97,764
                                                                                  =========    =========